UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 10, 2008

3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

File No. 1-3285	41-0417775
(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota	55144-1000
(Address of Principal Executive Offices)	(Zip Code)

(651) 733-1110
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

Item 5.02(e) Compensatory Arrangements of Certain Officers

1.              3M VIP Excess Plan

At its meeting on November 10, 2008, the Compensation Committee of the Board of Directors of 3M Company adopted the VIP Excess Plan (the “Plan”) with an effective date of January 1, 2009.  This VIP Excess Plan replaces the VIP Plus plan by which the Company currently offers eligible highly compensated employees with the opportunity to defer the receipt of a portion of their current cash compensation on a tax-favored basis.  While the new VIP Excess Plan is similar in most respects to the current VIP Plus, it is designed to be a true “excess” plan for tax purposes.  This means that the plan will not allow participants to begin making contributions for a taxable year until either their compensation or their deferrals to the Company’s qualified 401(k) plan have exceeded the applicable tax law limit.  The new VIP Excess Plan also makes Company matching contributions available to all participants and increases the amount of those matching contributions as compared to the current VIP Plus which limits Company matching contributions to only a portion of the plan’s participants.

The following is a summary of the material terms of the VIP Excess Plan and is qualified in its entirety by reference to the full terms of the plan document, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

        (1)  The purpose of the Plan is to attract and incent eligible highly compensated employees to remain with 3M by offering them the opportunity to earn additional retirement benefits by deferring the receipt of a portion of their compensation on a tax-favored basis.

        (2)  Participation in the Plan is limited to employees of 3M Company and its U.S. subsidiaries who are eligible to participate in the Company’s qualified 401(k) plan and whose annual planned total cash compensation exceeds the federal tax law limit on eligible compensation for qualified plan purposes.

        (3)  Eligible employees may choose to participate in the Plan each year by electing to defer the receipt of eligible compensation to be earned during the following taxable year.  The Plan permits eligible employees to defer the receipt of from two to ten percent of their eligible compensation earned during each taxable year.  For purposes of the Plan, eligible compensation is limited to base salary and variable pay (including annual incentive, sales commission and management objective, but excluding any portion of such variable pay that is payable in restricted stock units) earned during a taxable year that either (a) exceeds the federal tax law limit on eligible compensation for such taxable year, or (b) becomes payable to a participant after such participant’s elective deferrals to the Company’s qualified 401(k) plan during such taxable year have reached the applicable federal tax law dollar limit on such deferrals.

        (4)  The Company will make matching contributions to the Plan on behalf of each participant equal to a percentage of their deferrals to the Plan each taxable year (limited to the first six percent of their eligible compensation deferred to the Plan each taxable year).  This percentage varies from sixty to one hundred percent of the amount of each participant’s deferrals to the Plan (limited to the first six percent as described above), depending on whether the participant is covered by a pension plan of the Company (and if so, on which portfolio the participant is covered by).  These matching contributions will vest on the following basis: 40% after one year of employment service with the

Company, 70% after two years of employment service with the Company, and 100% after three years of employment service with the Company.

        (5) The Company will make additional nonelective contributions to the Plan on behalf of each employee eligible to participate in the Plan who is covered by the portfolio III provisions of the Company’s qualified 401(k) plan.  These additional nonelective contributions will equal three percent of the compensation earned by an eligible employee during each taxable year that is eligible for deferral under the Plan.  These additional nonelective contributions will vest on the same basis as the Company matching contributions described in paragraph 4 above.

        (6)  In addition to each participant’s deferrals and the amount of any Company matching contributions and nonelective contributions, the Plan will credit to each participant’s account investment earnings and losses based on the performance of the investment fund or funds in the Company’s qualified 401(k) plan selected by such participant from time to time.

        (7)  The Plan will not be funded by the Company, and all amounts payable under the Plan will be paid from the general assets of 3M Company.  The rights of each participant under the Plan will be no greater than the rights of a general unsecured creditor of the Company.

        (8)  As part of each year’s election to participate in the Plan, participants will elect how and when to receive payment of their accounts attributable to the amounts deferred and contributed on their behalf for such taxable year.  Participants may choose to receive payments in either a lump sum or in up to ten annual installments generally following their retirement from employment with the Company.  In the event of the termination of a participant’s employment prior to becoming eligible to retire, the Plan will pay the entire vested balance of such participant’s accounts in the month of January or July of the year following the year in which such participant incurred a separation from service.  In the event of a participant’s unforeseeable financial emergency, the Compensation Committee of 3M’s Board of Directors may allow the participant to withdraw an amount from the Plan sufficient to alleviate the emergency.

        (9)  The Plan will become effective January 1, 2009, and it may be amended or terminated at any time by the Company.  However, no amendment of the Plan may adversely affect the rights of participants acquired under the terms of the Plan in effect prior to the amendment.

A copy of the Plan is included as Exhibit 10.1 to this report and incorporated by reference into this Item 5.02.

2.              Amendment of 3M VIP Plus

At its meeting on November 10, 2008, the Compensation Committee of the 3M Board of Directors approved an amendment of the Company’s VIP Plus plan.  This plan offer eligible highly compensated employees of the Company the opportunity to defer the receipt of a portion of their current cash compensation on a tax-favored basis.  The amendment adopts various technical changes designed to make the plan document comply with the requirements of section 409A of the Internal Revenue Code of 1986.  The amendment also closes the plan to new contributions following the completion of all contributions previously elected for the current 2008 plan year, as the Company intends to replace the VIP Plus plan with a new 401(k) supplement plan which takes effect in 2009.  A copy of this amendment is included as Exhibit 10.2 to this report and incorporated by reference into this Item 5.02.

3.              Amendments of The 3M 1997, 2002 and 2005 Management Stock Ownership Programs

At its meeting on November 10, 2008, the Board of Directors of 3M Company approved amendments to the plan documents of the three most recent versions of its Management Stock Ownership Program.  One of the amendments, to the 2005 Management Stock Ownership Program, adopts several technical changes designed to make the plan document comply with the requirements of section 409A of the Internal Revenue Code of 1986.  The remaining amendments, to the plan documents of the 1997, 2002 and 2005 Management Stock Ownership Program, implement a single global definition of the term “Retirement” for purposes of applying the vesting and forfeiture provisions of such plan documents. Copies of the amendments are included as Exhibit 10.3 to this report and incorporated by reference into this Item 5.02.

4.              Amendment of 3M Deferred Compensation Plan

At its meeting on November 10, 2008, the Compensation Committee of the Board of Directors of 3M Company approved an amendment to the plan document of the 3M Deferred Compensation Plan.  This amendment adopts several technical changes designed the make the plan document comply with the requirements of section 409A of the Internal Revenue Code of 1986, and also confirms that performance shares granted under a long-term incentive plan of the Company are eligible for deferral under the Plan. A copy of the amendment is included as Exhibit 10.4 to this report and incorporated by reference into this Item 5.02.

5.     Amendment of 3M 2008 Long-Term Incentive Plan

At its meeting on November 10, 2008, the Board of Directors of 3M Company approved an amendment to the plan document of the 3M 2008 Long-Term Incentive Plan.  This amendment adopts several technical changes designed to make the plan document comply with the requirements of section 409A of the Internal Revenue Code of 1986.  A copy of the amendment is included as Exhibit 10.5 to this report and incorporated by reference into this Item 5.02.

6.     Amendment of 3M Performance Unit Plan

At its meeting on November 10, 2008, the Compensation Committee of the Board of Directors of 3M Company approved an amendment to the plan document of the 3M Performance Unit Plan.  This amendment adopts several technical changes designed to make the plan document comply with the requirements of section 409A of the Internal Revenue Code of 1986.  A copy of this amendment is included as Exhibit 10.6 to this report and incorporated by reference into this Item 5.02.

7.     Amendment of 3M 1992 Directors Stock Ownership Program

At its meeting on November 10, 2008, the Board of Directors of 3M Company approved an amendment to the plan document of the 3M 1992 Directors Stock Ownership Program.  This amendment adopts several technical changes designed to make the plan document comply with the requirements of section 409A of the Internal Revenue Code of 1986.  A copy of this amendment is included as Exhibit 10.7 to this report and incorporated by reference into this Item 5.02.

8.     Amendment of the 3M Compensation Plan for Nonemployee Directors

At its meeting on November 10, 2008, the Compensation Committee of the Board of Directors of 3M Company approved an amendment to the plan document of the 3M Compensation Plan for Nonemployee Directors.  This amendment adopts several technical changes designed to make the plan document comply with the requirements of section 409A of the Internal Revenue Code of 1986, and also offers those directors who have not commenced receiving payments a one-time opportunity to change their elections concerning the time and/or method of paying the amounts deferred under the Plan since 2004.  A copy of this amendment is included as Exhibit 10.8 to this report and incorporated by reference into this Item 5.02.

9.     3M Nonqualified Pension Plan III

At its meeting on November 10, 2008, the Compensation Committee of the Board of Directors of 3M Company adopted the 3M Nonqualified Pension Plan III (“Plan III”) with an effective date of January 1, 2009.  This new Plan III continues and supplements the Company’s current nonqualifed pension plans that provide pension benefits to those of its U.S. employees whose benefits under 3M’s qualified pension plan are restricted by various federal tax law limits.

The following is a summary of the material terms of the 3M Nonqualified Pension Plan III and is qualified in its entirety by reference to the full terms of the plan document, which is attached hereto as Exhibit 10.9 and incorporated by reference herein.

        (1)  The purpose of Plan III is to provide deferred compensation in the form of additional retirement benefits to a select group of participants and their beneficiaries in the 3M qualified pension plan and certain other employees.  It will do so by providing retirement benefits that supplement this qualified pension plan but which are not strictly in excess of the federal tax law limits applicable to such plan.

        (2)  Participation in Plan III is limited to employees of 3M Company and its U.S. subsidiaries who participate in the Company’s qualified pension plan and who meet one or more of the following criteria: (a) participants in the 3M Deferred Compensation Plan; (b) participants in the VIP Plus plan; (c) participants in the 1987, 1992 or 1997 3M Management Stock Ownership Program who received grants of 3M restricted stock under such Program; and (d) certain pilots in the Company’s Aviation Department who retire from the Company on or after January 1, 2006.

        (3)  The additional retirement benefits payable by Plan III are generally the amount by which the retirement benefits that would be paid by the Company’s qualified pension plan if that plan took into consideration and paid benefits on the basis of certain additional compensation earned by eligible employees exceed the amount of retirement benefits actually payable by such qualified pension plan.

        (4)  A participant in Plan III who is not entitled to a vested benefit under 3M’s qualified pension plan is not entitled to receive any benefit under Plan III unless and until such participant’s benefits under the qualified pension plan become vested.

        (5)  Plan III will not be funded by the Company, and all amounts payable under Plan III will be paid from the general assets of 3M Company.  The rights of each participant under Plan III will be no greater than the rights of a general unsecured creditor of the Company.

        (6)  All of a participant’s benefits under Plan III are generally payable in a single lump payment in the month following the participant’s separation from service with the Company (subject to a 6-month delay for certain employees as required by section 409A of the Internal Revenue Code of 1986).  Certain participants were allowed a one-time opportunity to elect to receive the payment of their Plan III benefits in the form of a life annuity following their retirement from employment with the Company.

        (7)  Plan III may be amended or terminated at any time by the Compensation Committee or the Board of Directors of 3M Company.  However, no amendment of Plan III may adversely affect the rights of participants acquired under the terms of Plan III in effect prior to the amendment.

A copy of Plan III is included as Exhibit 10.9 to this report and incorporated by reference into this Item 5.02.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Description

10.1	3M VIP Excess Plan

10.2	Amendment of 3M VIP Plus

10.3	Amendments of The 3M 1997, 2002 and 2005 Management Stock Ownership Programs

10.4	Amendment of 3M Deferred Compensation Plan

10.5	Amendment of 3M 2008 Long-Term Incentive Plan

10.6	Amendment of 3M Performance Unit Plan

10.7	Amendment of 3M 1992 Directors Stock Ownership Program

10.8	Amendment of the 3M Compensation Plan for Nonemployee Directors

10.9	3M Nonqualified Pension Plan III

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Gregg M. Larson
Gregg M. Larson,
Deputy General Counsel and Secretary

Dated: November 14, 2008